INCOME TAXES - Reconciliation Of The Provision For Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
INCOME TAXES
Federal statutory rate (as a percent)	21.00%	21.00%	21.00%
Tax benefit at statutory rate of 21%	$ (5,521)	$ (7,860)	$ (7,526)
Attribute expiration	28,281	7,295	10,676
Tax rate differential	(841)	(1,003)	(147)
Change in applicable tax rates			7,264
Nondeductible expenses	1,469	1,832	1,059
Research and development bonus deduction	(121)
Tax shortfalls from share options	830
Others	(314)	(138)	9
Change in valuation allowance	(23,864)	1,854	(11,335)
Total	$ (81)	$ 1,980	$ 0